UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Section 240.14a-12

BM Technologies, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. BM Technologies, Inc. 201 King of Prussia Road, Suite 650 Wayne, PA 19087 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on JUNE 20, 2023 BM Technologies, Inc. c/o Continental Proxy Services 1 State Street, New York NY 10004 *Shareholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device. Dear Shareholder, The 2023 Annual Meeting of Shareholders of BM Technologies, Inc. will be conducted virtually over the Internet. You will be able to attend the annual meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on Tuesday, June 20, 2023 at 10:00 AM (Eastern Time) by visiting https://www.cstproxy.com/bmtechnologies/2023. Proposals to be considered at the Annual Meeting: (1) To consider and act upon a proposal to elect two Class III directors to the Company’s Board of Directors; (2) To approve an amendment to the Company’s 2020 Equity Incentive Plan. (3) To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year ending December 31, 2023; and (4) To transact such other matters as may properly come before the 2023 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, and “FOR” Proposals 2, 3 and 4. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote at the Meeting – If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: https://cstproxy.com/ bmtechnologies/2023 Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. MOBILE VOTING – On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares. To view the Proxy Materials and attend the annual meeting, please go to: https://www.cstproxy.com/bmtechnologies/2023 CONTROL NUMBER

BM Technologies, Inc. 201 King of Prussia Road, Suite 650 Wayne, PA 19087 Important Notice Regarding the Availability of Proxy Materials For the 2023 Annual Meeting of Shareholders to be Held On June 20, 2023 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/bmtechnologies/2023 - the Company’s Annual Report for the year ended December 31, 2022 - the Company’s 2023 Proxy Statement - the Proxy Card - any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 31, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 917-262-2373, or By logging on to https://www.cstproxy.com/bmtechnologies/2023 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.